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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2001




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)





                 DELAWARE                              0-13857                             73-0374541
         (State of incorporation)             (Commission file number)      (I.R.S. employer identification number)



    13135 SOUTH DAIRY ASHFORD, SUITE 800
             SUGAR LAND, TEXAS                                   77478
  (Address of principal executive offices)                     (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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                                                                        FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Noble Drilling Corporation press release, dated April 25, 2001, announcing financial results for the quarter ended March 31, 2001.


ITEM 9.  REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated April 25, 2001, a copy of which is furnished herewith as Exhibit 99.1 and shall not be deemed to be filed.


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                                                                        FORM 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  NOBLE DRILLING CORPORATION



Date:  April 25, 2001             By:  /s/ MARK A. JACKSON
                                       -----------------------------------------
                                       MARK A. JACKSON,
                                       Senior Vice President and Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)


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                                                                        FORM 8-K

                                INDEX TO EXHIBITS


  EXHIBIT
  NUMBER          DESCRIPTION
-----------       -----------
   99.1           Noble Drilling Corporation press release, dated April 25,
                  2001, announcing financial results for the quarter ended
                  March 31, 2001.


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